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                          THE SELECT SECTOR SPDR TRUST

                                     [LOGO]

                                 ANNUAL REPORT
                                 =============

                               SEPTEMBER 30, 1999
                               ==================





                                 SELECT SECTOR
                                    SPDRS(R)

    Benchmark Sector-Based Equity Portfolios of Companies in the S&P 500(R)


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                   THE SELECT SECTOR SPDR TRUST ANNUAL REPORT
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SELECT SECTOR SPDR FUNDS
Select Sector SPDR Funds are unique investments that unbundle the benchmark S&P 500 and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500 much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDRs trade on the American Stock Exchange.

NINE SELECT SECTOR SPDR FUNDS
Shares are available for exchange trading in the following Funds of the Select Sector SPDR Trust:

       THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND            XLB
       THE CONSUMER SERVICES SELECT SECTOR SPDR FUND           XLV
       THE CONSUMER STAPLES SELECT SECTOR SPDR FUND            XLP
       THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND     XLY
       THE ENERGY SELECT SECTOR SPDR FUND                      XLE
       THE FINANCIAL SELECT SECTOR SPDR FUND                   XLF
       THE INDUSTRIAL SELECT SECTOR SPDR FUND                  XLI
       THE TECHNOLOGY SELECT SECTOR SPDR FUND                  XLK
       THE UTILITIES SELECT SECTOR SPDR FUND                   XLU

Each of these Funds is designed to, before expenses, closely track the price performance and dividend yield of a Select Sector Index. Each Fund's portfolio is comprised principally of shares of constituent companies in the S&P 500. Each stock in the S&P 500 is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500. Of course, each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index.

OBJECTIVE
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500 Index.
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                       CHAIRMAN'S LETTER TO SHAREHOLDERS


DEAR SHAREHOLDERS:
We are pleased to present the first annual report for The Select Sector SPDR Trust. Since the launch of the Trust on December 16, 1998, net assets have grown to $1.4 billion at September 30, 1999. Our largest fund, The Technology Select Sector SPDR Fund, achieved net assets of $731.7 million as of September 30, 1999. The significant level of Trust assets has effectively resulted in expense ratios of between 0.56% and 0.58% on each of the Funds. These figures are well below the estimated expense ratios of 0.65% at the launch of the Trust.

The financial markets crisis in Asia and Russia that dominated last year's headlines did not materialize into the crushing blow to the U.S. stock market that many predicted. The first two quarters of the year were strong ones for the U.S. equity markets, and the S&P 500 Index posted a six-month calendar return of 12.38%. However, the negative returns in the third quarter took some air out of the lofty return of the index as it posted a return of -6.25% for the quarter. As of September 30, 1999, the S&P 500 Index's year-to-date return was 5.36%. The Federal Reserve took preemptive action twice this year, raising the federal funds rate 25 basis points in both June and August. These attempts to control inflation prompted many investors to move toward companies that are more likely to continue posting strong earnings.

Driven by the largest companies in the S&P 500, including Microsoft Corp., IBM Corp., America Online, Inc., and Lucent Technologies Inc., the Technology Sector was the best performing sector over the past nine months. The large index weight of the Technology Sector helped to drive the S&P 500's success. The weakest performing sector for the year to date was the Consumer Staples Sector.

As anticipated, each Fund achieved a relatively low portfolio turnover for the period through September 30, 1999. These turnover levels resulted from securities sales principally in response to changes in the Select Sector Indexes. In turn, the low portfolio turnovers enabled tax efficiency as minimal capital gains were generated for distribution to shareholders.

In the Management's Discussion and Analysis pages that follow, we have provided a brief overview of the performance of each of The Select Sector SPDR Funds. We continue to appreciate your support of The Select Sector SPDR Trust and look forward to serving your investment needs in the upcoming year.

Sincerely,

/s/ John W. English

John W. English
Chairman of the Board

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND

The Basic Industries Select Sector SPDR Fund seeks to replicate the total return of the Basic Industries Select Sector of the S&P 500 Index. To accomplish this, the Basic Industries Select Sector SPDR Fund utilizes a "passive" investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate its relevant Select Sector Index. The Basic Industries Select Sector Index has been a strong performer relative to the overall S&P 500 Index although the third quarter saw some weakening in returns as investors pulled back in response to inflation fears. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 15.59% as compared to the Basic Industries Select Sector Index return of 15.84% and the S&P 500 Index return of 11.52%. The strongest performing industry over the entire year was Metals/Mining. One such company in the Metals/Mining industry, Inco Limited, has done very well during 1999 with a return of 104% through the end of September. ASARCO Inc., and Cyprus Amax also provided impressive returns within the Metals/Mining industry. The worst performing industry group within the Basic Industries Select Sector Index was Construction, followed closely by Containers/ Packaging. The Basic Industries Select Sector SPDR Fund consisted of 53 companies as of September 30, 1999.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON OF CHANGE IN VALUE CHART]

                                                               BASIC INDUSTRIES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10429.00                           10584.00
03/31/99                                                                  10567.00                           11111.00
06/30/99                                                                  12639.00                           11895.00
09/30/99                                                                  11559.00                           11152.00

Top Five Holdings

DESCRIPTION    DUPONT (E.I.) DE       DOW            ALCOA        MONSANTO    INTERNATIONAL
                NEMOURS & CO.      CHEMICAL CO.   INCORPORATED    COMPANY       PAPER CO.

VALUE          $14,470,901         $6,099,276     $5,553,104     $5,519,678     $4,850,564

% OF                 17.67%              7.45%          6.78%          6.74%          5.92%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


THE CONSUMER SERVICES SELECT SECTOR SPDR FUND

The Consumer Services Select Sector SPDR Fund seeks to replicate the total return of the Consumer Services Select Sector of the S&P 500 Index. To accomplish this, the Consumer Services Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. Over the past year, this sector has slightly outperformed the S&P 500 Index. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 12.03% as compared to the Consumer Services Select Sector Index return of 12.77% and the S&P 500 Index return of 11.52%. MediaOne and CBS were two of the larger capitalized names that outperformed both the S&P 500 Index and the Consumer Services Select Sector Index. CBS's impending merger with Viacom was the impetus for most of its positive performance. Factors that subtracted from this fund's performance included concerns regarding the level of consumer debt, fears of potentially higher interest rates, and concerns of falling margins due to increased competition. The two largest stocks in this Fund, Time Warner (-1.9% ytd return) & Walt Disney Co. (-13.3% ytd return), under-performed both the S&P 500 Index and the Consumer Services Select Sector Index. The worst performing stock in this sector was HealthSouth Corp., which had an approximate year-to-date return of -60.2%. Most of this decline was a result of investor reaction to HealthSouth's September 1999 earnings announcement. As of September 30, 1999, the Consumer Services Select Sector SPDR Fund consisted of 46 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                              CONSUMER SERVICES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                              -------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10817.00                           10584.00
03/31/99                                                                  11659.00                           11111.00
06/30/99                                                                  12297.00                           11895.00
09/30/99                                                                  11203.00                           11152.00

Top Five Holdings

DESCRIPTION    DUPONT (E.I.) DE       DOW            ALCOA        MONSANTO    INTERNATIONAL
                NEMOURS & CO.      CHEMICAL CO.   INCORPORATED    COMPANY       PAPER CO.

VALUE          $14,470,901         $6,099,276     $5,553,104     $5,519,678     $4,850,564

% OF                 17.67%              7.45%          6.78%          6.74%          5.92%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

The Consumer Staples Select Sector SPDR Fund seeks to replicate the total return of the Consumer Staples Select Sector of the S&P 500 Index. To accomplish this, the Consumer Staples Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Consumer Staples Select Sector SPDR Fund underperformed the S&P 500 Index during the period. From its inception on December 16, 1998 through September 30, 1999, the Fund lost -12.45% as compared to the Consumer Staples Select Sector Index return of -12.38% and the S&P 500 Index return of 11.52%. This was mainly due to general disinterest in the sector as investors continued to be attracted to glamorous, high-flying computer, internet, and telecommunications issues. Meanwhile, the constituents in the Consumer Staples Select Sector were further stung by accounting problems with Rite-Aid and McKesson HBOC, and a major product recall for Coca-Cola in Europe. In addition to these three companies, notable underperformers in the sector included Avon Products, Safeway, Biomet, Becton Disckinson, and Clorox. The period also saw some consolidation among the large supermarket chains as Kroger Company acquired Fred Meyer in June 1999 and Albertson's took over American Stores in May 1999. As of September 30, 1999, the Consumer Staples Select Sector SPDR Fund consisted of 68 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                               CONSUMER STAPLES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10451.00                           10584.00
03/31/99                                                                  10193.00                           11111.00
06/30/99                                                                   9890.00                           11895.00
09/30/99                                                                   8755.00                           11152.00

Top Five Holdings

DESCRIPTION         MERCK AND      PFIZER         BRISTOL-MYERS       PROCTER AND         JOHNSON &
                    COMPANY, INC.  INCORPORATED   SQUIBB CO.          GAMBLE CO.          JOHNSON CO.

VALUE               $9,492,698     $8,696,695     $8,365,747          $7,772,437          $7,710,609

% OF                      8.07%          7.39%          7.11%               6.61%               6.55%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND

The Cyclical/Transportation Select Sector SPDR Fund seeks to replicate the total return of the Cyclical/Transportation Select Sector of the S&P 500 Index. To accomplish this, the Cyclical/ Transportation Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Fund's performance has been slightly favorable for 1999 as the Cyclical/Transportation Select Sector was able to enjoy high earnings growth in the first quarter. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 7.17% as compared to the Cyclical/Transportation Select Sector Index return of 7.30% and the S&P 500 Index return of 11.52%. This was mainly due to high demand for women's fashion apparel, which has since diminished slightly. Some of the larger specialty retail stores, such as Best Buy, Circuit City and Tandy Corp. have shown strong returns this year. These gains were offset by some less favorable returns for the larger department stores and a minor slow down for homebuilding stores. The recent problems experienced by Airlines and Railroads have caused a slow down in growth for the Cyclical/ Transportation Select Sector overall. As of September 30, 1999, the Cyclical/Transportation Select Sector SPDR Fund consisted of 71 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                              CYCLICALS/TRANSPORTATION SELECT
                                                                      SECTOR SPDR FUND                    S&P 500 INDEX
                                                              -------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10705.00                           10584.00
03/31/99                                                                  11652.00                           11111.00
06/30/99                                                                  12145.00                           11895.00
09/30/99                                                                  10717.00                           11152.00

Top Five Holdings

DESCRIPTION    WAL-MART STORES      HOME DEPOT    FORD MOTOR      GENERAL         GAP
                INCORPORATED       INCORPORATED    COMPANY         MOTORS      INCORPORATED
                                                                 CORPORATION

VALUE          $ 8,105,601         $4,209,389     $2,512,386     $1,684,271     $1,140,480

% OF                 22.95%             11.92%          7.11%          4.77%          3.23%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE ENERGY SELECT SECTOR SPDR FUND

The Energy Select Sector SPDR Fund seeks to replicate the total return of the Energy Select Sector of the S&P 500 Index. To accomplish this, the Energy Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Energy Select Sector SPDR Fund was one of the top three performers of the nine Select Sector SPDR Funds from its inception on December 16, 1998 through September 30, 1999. During that period, the Fund gained 17.91% as compared to the Energy Select Sector Index return of 17.99% and the S&P 500 Index return of 11.52%. The Fund was led by a strong performance from Royal Dutch Petroleum which posted a 25.20% year to date return. Other top performers included Enron Corp (50.3% ytd return), Schlumberger Ltd. (35.1% ytd return), and Atlantic Richfield (39.2% ytd return). Union Pacific Corp. recorded the highest gain of all the Energy stocks on an absolute basis, returning a lofty year to date 78.5%. In fact, only four securities in the Fund had negative returns during this time period: Ashland, Inc (-29.7% ytd return), McDermott Intl (-18.6% ytd return), Sunoco (-12.5% ytd return), and Burlington Resources (-2.5% ytd return).

The Energy Select Sector had suffered through a long 15-month slide in oil prices that lasted from October 1997 to December 1998. After bottoming out at close to $10 per barrel in December 1998, oil prices have since more than doubled, rising to over $22 per barrel. In March 1999, the members of OPEC agreed to cut back their daily production by 2.5%. Worldwide consumption began to rise as a result of the strong United States economy combined with the recovery of the Asian economies. The increase in consumption and prices helped to bolster the performance of the Energy Select Sector as a whole during the second quarter of 1999. However, declining margins led to a pull back in the third quarter, which was a tough period for the entire stock market. Margins in the United States were cut in half, to $2.10 per barrel, down from $4.20 a barrel a year ago.

As of September 30, 1999, the Energy Select Sector SPDR Fund consisted of 32 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                               ENERGY SELECT SECTOR SPDR FUND             S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                   9835.00                           10584.00
03/31/99                                                                  10483.00                           11111.00
06/30/99                                                                  11993.00                           11895.00
09/30/99                                                                  11791.00                           11152.00

Top Five Holdings

DESCRIPTION    EXXON               ROYAL DUTCH    TEXACO          ENRON         MOBIL
               CORPORATION         PETROLEUM      INCORPORATED    CORPORATION   CORPORATION
                                   CORPORATION

VALUE          $31,638,980         $25,575,657    $7,191,642     $6,951,161     $6,738,598

% OF                 21.14%             17.09%          4.81%          4.65%          4.53%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE FINANCIAL SELECT SECTOR SPDR FUND

The Financial Select Sector SPDR Fund seeks to replicate the total return of the Financial Select Sector of the S&P 500 Index. To accomplish this, the Financial Select Sector SPDR Fund utilizes a "passive" investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Financial Select Sector SPDR Fund has underperformed the overall S&P 500 Index and has provided some of the weakest returns of all the Select Sector SPDR Funds on both a year-to-date and inception-to-date basis. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 0.97% as compared to the Financial Select Sector Index return of 0.86% and the S&P 500 Index return of 11.52%.

While several of the industries within the Financial Select Sector, such as Investment Banking/ Brokerage have done well year-to-date as of September 30, 1999, all of the financial industries were hard hit during the second half of the year as the market reacted to two separate interest rate hikes by the Federal Reserve Bank. Banc One Corp and the insurance companies, UNUM Provident and Progressive Corp., all posted negative third quarter returns in excess of 40%. However, several companies within the Financial Select Sector continue to fare well year-to-date relative to the overall S&P 500. Citigroup, in particular, has been a star performer with a September 30, 1999 year-to-date return of 12.85%. As of September 30, 1999, the Financial Select Sector SPDR Fund consisted of 71 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                                FINANCIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10597.00                           10584.00
03/31/99                                                                  11371.00                           11111.00
06/30/99                                                                  11925.00                           11895.00
09/30/99                                                                  10097.00                           11152.00

Top Five Holdings

DESCRIPTION     CITIGROUP          AMERICAN         BANK AMERICA    WELLS FARGO      FANNIE
               INCORPORATED      INTERNATIONAL      CORPORATION     AND COMPANY        MAE
                               GROUP INCORPORATED

VALUE          $12,328,272         $11,168,774      $7,985,922       $5,423,830     $5,337,026

% OF                  9.99%              9.05%            6.47%            4.40%          4.32%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE INDUSTRIAL SELECT SECTOR SPDR FUND

The Industrial Select Sector SPDR Fund seeks to replicate the total return of the Industrial Select Sector of the S&P 500 Index. To accomplish this, the Industrial Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. On both a year-to-date and inception-to-date basis, the Industrial Select Sector SPDR Fund has outperformed the S&P 500 Index. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 27.40% as compared to the Industrial Select Sector Index return of 27.74% and the S&P 500 Index return of 11.52%. This is mainly the result of several broad economic events that had an impact on this Fund's return. Two of these occurred during the first half of the year. These were better than expected housing starts and stronger than anticipated industrial orders. During the third quarter, this sector's return was buoyed by a resurgent Asian economy. This resurgence increased investor confidence in future demand for many of the companies in this Fund.

The three largest stocks in the Industrial Select Sector, GE (17.27% ytd return), Tyco (37% ytd return), and 3M (37.4% ytd return), were significant contributors to this Fund's performance. The best performing stock was Case Corp (129% ytd return). The worst performing stock in the Industrial Select Sector was Waste Management Inc (WMI), which had a year-to-date return of -58.7%. Most of the decline was caused by investor reaction to WMI's failure to meet its earnings target. As of September 30, 1999, the Industrial Select Sector SPDR Fund consisted of 33 companies.

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                               INDUSTRIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10759.00                           10584.00
03/31/99                                                                  11010.00                           11111.00
06/30/99                                                                  13153.00                           11895.00
09/30/99                                                                  12740.00                           11152.00

Top Five Holdings

DESCRIPTION     GENERAL              TYCO         MINNESOTA MINING      ALLIED        EMERSON
                ELECTRIC          LABORATORIES   AND MANUFACTURING      SIGNAL        ELECTRIC
                COMPANY           INCORPORATED        COMPANY        INCORPORATED     COMPANY

VALUE          $14,832,050         $ 8,115,656       $3,965,652       $3,461,570     $2,975,752

% OF                 22.49%             12.30%             6.01%            5.25%          4.51%
NET ASSETS

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                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE TECHNOLOGY SELECT SECTOR SPDR FUND

The Technology Select Sector SPDR Fund seeks to replicate the total return of the Technology Select Sector of the S&P 500 Index. To accomplish this, the Technology Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. The Technology Select Sector SPDR Fund has been the best performing Fund among the nine Select Sector SPDR Funds, posting a 9.6% higher return than the Industrial Select Sector SPDR Fund, the next best performing Fund. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 37.00% as compared to the Technology Select Sector Index return of 37.17% and the S&P 500 Index return of 11.52%. Indeed, the Technology Select Sector has been the driving force behind the returns of the S&P 500 Index. When the sector is taken out of the S&P 500 Index, the S&P 500 Index return for the year-to-date ending September 30, 1999 actually becomes slightly negative.

The return for the Technology Select Sector has been mainly driven by some of the largest companies in the S&P 500. For example, Microsoft, Cisco, IBM, Intel and Sun Microsystems are all components of the Technology Select Sector as well as some of the largest stocks in the full S&P 500 Index. Microsoft, as the largest stock in the Fund has the most significant impact on the sector's return. Since the Fund's inception on December 16, 1998, Microsoft has gained 35.4%. Despite that lofty return, Microsoft was not the best performing stock. LSI Logic and Sprint have been the best performing stocks in 1999 in the entire S&P 500 Index, as well as in the Fund. The two firms posted returns of 222.48% and 222.43%, respectively, for the calendar year ending September 30, 1999 and a return of 200.36% and 353.61%, respectively, since the inception of the Select Sector SPDR Funds.

Not every firm in the Technology Select Sector had stellar performance over the past year. In fact, several firms experienced difficulty or fell from investor's favor. Compaq Computer reported disappointing earnings. In the first quarter 1999, Compaq's earnings came in at half of Wall Street expectations, which sent the stock price plummeting as investors reacted harshly to the news. Additional poor performers were Autodesk and Advanced Micro Devices, which recorded returns since inception of the Technology Select Sector SPDR Fund of -41.86% and -37.36%, respectively. As of September 30, 1999, the Technology Select Sector SPDR Fund consisted of 84 companies.

--------------------------------------------------------------------------------
                   THE SELECT SECTOR SPDR TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                               TECHNOLOGY SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10851.00                           10584.00
03/31/99                                                                  12189.00                           11111.00
06/30/99                                                                  13445.00                           11895.00
09/30/99                                                                  13700.00                           11152.00

Top Five Holdings

DESCRIPTION     MICROSOFT            INTEL          CISCO SYSTEMS     INTERNATIONAL         LUCENT
               CORPORATION        CORPORATION       INCORPORATED    BUSINESS MACHINES     TECHNOLOGIES
                                                                       CORPORATION        INCORPORATED

VALUE          $105,646,228        $56,185,378      $50,945,366        $50,187,834        $45,435,466

% OF                 14.44%              7.68%            6.96%               6.86%              6.21%
NET ASSETS

--------------------------------------------------------------------------------
                   THE SELECT SECTOR SPDR TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

THE UTILITIES SELECT SECTOR SPDR FUND

The Utilities Select Sector SPDR Fund seeks to replicate the total return of the Utilities Select Sector of the S&P 500 Index. To accomplish this, the Utilities Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the relevant Select Sector Index. Performance has been less than favorable throughout the year as the Utilities Select Sector was affected by problems with Telephone and Electric Companies. From its inception on December 16, 1998 through September 30, 1999, the Fund gained 3.66% as compared to the Utilities Select Sector Index return of 3.26% and the S&P 500 Index return of 11.52%. Although there has been some growth in data & wireless sales, the main reason for the Fund's less than favorable performance was a slowdown in traditional long distance revenues among telecommunications providers. Unfortunately, such companies as SBC Communications Inc., BellSouth Corp. and Southern Co. make up a large part of this sector, and have experienced negative year to date returns of -2.98%, -8.63% and -7.94% respectively. Fortunately, as predicted, Bell Atlantic Corp. and GTE Corp. have each continued their growth for the year, both enjoying returns of over 20%. As of September 30, 1999, the Utilities Select Sector SPDR Fund consisted of 42 companies.

--------------------------------------------------------------------------------
                   THE SELECT SECTOR SPDR TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS


[COMPARISON CHANGE IN VALUE CHART]

                                                                UTILITIES SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10369.00                           10584.00
03/31/99                                                                   9239.00                           11111.00
06/30/99                                                                  10818.00                           11895.00
09/30/99                                                                  10366.00                           11152.00

TOP FIVE HOLDINGS

DESCRIPTION       BELL                 SBC           BELLSOUTH        AMERITECH       GTE
                ATLANTIC          COMMUNICATIONS    CORPORATION      CORPORATION   CORPORATION
               CORPORATION         INCORPORATED

VALUE          $11,887,590         $11,426,000      $9,652,950       $3,817,459     $3,806,619

% OF                 14.65%             14.08%           11.89%            4.70%          4.69%
NET ASSETS

THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----


COMMON STOCKS--100.1%
ALUMINUM--10.0%
Alcan Aluminum Ltd. ...........        55,160  $   1,723,750
Alcoa, Inc. ...................        89,476      5,553,104
Reynolds Metals Co. ...........        15,372        928,085
                                               -------------
                                                   8,204,939
                                               -------------

CHEMICALS--50.0%
Air Products & Chemicals, Inc..        55,984      1,627,035
Dow Chemical Co. ..............        53,679      6,099,276
DuPont (E.I.) de Nemours ......       237,715     14,470,901
Eastman Chemical Co. ..........        19,071        762,840
Ecolab, Inc. ..................        31,695      1,081,592
Engelhard Corp. ...............        30,736        559,011
FMC Corp. (a) .................         7,803        376,495
Great Lakes Chemical Corp. ....        14,305        544,484
Hercules, Inc. ................        25,877        740,729
Monsanto Co. ..................       154,667      5,519,678
PPG Industries, Inc. ..........        42,409      2,544,540
Praxair, Inc. .................        38,911      1,789,906
Rohm & Haas Co. ...............        53,142      1,919,755
Sigma-Aldrich Corp. ...........        24,679        783,558
Union Carbide Corp. ...........        32,513      1,847,145
W.R. Grace & Co. (a) ..........        17,349        278,668
                                               -------------
                                                  40,945,613
                                               -------------

CONSTRUCTION--1.1%
Vulcan Materials Co. ..........        24,450        895,481
                                               -------------

CONTAINERS--3.8%
Ball Corp. ....................         7,482        329,675
Bemis Co., Inc. ...............        12,730        431,229
Crown Cork & Seal Co., Inc. ...        29,944        726,142
Owens-Illinois, Inc. (a) ......        38,103        754,916
Temple-Inland, Inc. ...........        13,672        827,156
                                               -------------
                                                   3,069,118
                                               -------------

GOLD--6.0%
Barrick Gold Corp. ............        95,195      2,070,491
Homestake Mining Co. ..........        63,477        583,195
Newmont Mining Corp. ..........        40,968      1,060,047
Placer Dome, Inc. .............        79,566      1,183,544
                                               -------------
                                                   4,897,277
                                               -------------

MANUFACTURING--3.9%
Avery Dennison Corp. ..........        27,757      1,464,182
Sealed Air Corp. (a) ..........        20,357      1,044,568
Tenneco, Inc. .................        41,570        706,690
                                               -------------
                                                   3,215,440
                                               -------------

MACHINERY--0.3%
Timken Co. ....................        15,158  $     244,423
                                               -------------

METALS/MINING--3.8%
ASARCO, Inc. ..................         9,756        261,583
Cyprus Amax Minerals Co. ......        22,028        432,300
Freeport-McMoran Copper &
     Gold, Inc.................        39,859        620,306
Inco Ltd. .....................        46,934      1,003,214
Phelps Dodge Corp. ............        14,133        778,198
                                               -------------
                                                   3,095,601
                                               -------------

PAPER & FOREST PRODUCTS--17.6%
Boise Cascade Corp. ...........        13,964        508,813
Champion International Corp. ..        23,400      1,202,175
Georgia-Pacific Corp. .........        41,930      1,698,165
International Paper Co. .......       100,922      4,850,564
Louisiana-Pacific Corp. .......        26,244        410,063
Mead Corp. ....................        24,958        857,931
Potlatch Corp. ................         7,016        288,972
Westvaco Corp. ................        24,475        627,172
Weyerhaeuser Co. ..............        49,124      2,830,770
Willamette Industries, Inc. ...        27,241      1,174,768
                                               -------------
                                                  14,449,393
                                               -------------

STEEL--3.6%
Allegheny Teledyne, Inc. ......        46,479        784,333
Bethlehem Steel Corp. (a) .....        31,902        235,277
Nucor Corp. ...................        21,359      1,017,222
USX-U.S. Steel Group ..........        21,582        555,737
Worthington Industries, Inc. ..        22,414        381,038
                                               -------------
                                                   2,973,607
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $92,196,886)                           81,990,892
                                               -------------

SHORT TERM INVESTMENTS--0.3%
MONEY MARKET FUND--0.3%
AIM Short Term Investment Class
      Prime Fund (Cost $216,664)      216,664        216,664
                                               -------------

TOTAL INVESTMENTS--100.4%
     (Cost $92,413,550)                           82,207,556

OTHER ASSETS AND LIABILITIES--(0.4)%                (320,508)
                                               -------------

NET ASSETS--100.0%                             $  81,887,048
                                               =============

(a)  Non-income producing security.

See accompanying notes to financial statements

THE CONSUMER SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                      SHARES         VALUE
--------------------                      ------         -----


COMMON STOCKS--100.1%
ENTERTAINMENT--30.6%
King World Productions, Inc. (a)...         7,211    $   270,413
Seagram Co. Ltd. (The) ............        43,505      1,979,478
Time Warner, Inc. .................       130,124      7,905,033
Viacom, Inc. (a) ..................        70,153      2,963,964
Walt Disney Co. ...................       207,396      5,366,371
                                                     -----------
                                                      18,485,259
                                                     -----------

FINANCIAL SERVICES--2.8%
Cendant Corp. (a) .................        72,488      1,286,662
H&R Block, Inc. ...................         9,886        429,423
                                                     -----------
                                                       1,716,085
                                                     -----------

HOTELS--7.3%
Carnival Corp. ....................        61,688      2,683,428
Harrah's Entertainment, Inc. (a)...        12,940        359,085
Hilton Hotels Corp. ...............        25,657        253,363
Marriott International, Inc. ......        24,975        816,370
Mirage Resorts, Inc. (a) ..........        20,117        282,895
                                                     -----------
                                                       4,395,141
                                                     -----------

INFORMATION SERVICES--6.5%
Dun & Bradstreet Corp. ............        16,239        485,140
IMS Health, Inc. ..................        31,421        716,792
Interpublic Group of Cos., Inc.....        28,332      1,165,153
Omnicom Group, Inc. ...............        17,877      1,415,635
Shared Medical Systems ............         2,699        126,178
                                                     -----------
                                                       3,908,898
                                                     -----------

MEDIA--21.8%
CBS Corp. (a) .....................        70,879      3,278,154
Clear Channel Communications,
     Inc. (a)......................        33,948      2,711,597
Comcast Corp. .....................        75,262      3,001,072
MediaOne Group, Inc. (a) ..........        61,008      4,167,609
                                                     -----------
                                                      13,158,432
                                                     -----------

MEDICAL PROVIDERS--7.5%
Aetna, Inc. .......................        14,170        697,873
Columbia/HCA Healthcare Corp. .....        56,706      1,201,458
HCR Manor Care, Inc. (a) ..........        10,799        185,608
Healthsouth Corp. (a) .............        42,018        254,734
Humana, Inc. (a) ..................        16,869        115,974

MEDICAL PROVIDERS--(CONTINUED)
Service Corp. International .......        27,519    $   290,670
Tenet Healthcare Corp. (a) ........        31,444        552,235
United Healthcare Corp. ...........        17,484        851,252
Wellpoint Health Networks, Inc.(a).         6,598        376,086
                                                     -----------
                                                       4,525,890
                                                     -----------

PUBLISHING--11.9%
American Greetings Corp. ..........         6,871        176,928
Deluxe Corp. ......................         7,622        259,148
Dow Jones & Co., Inc. .............         9,128        487,207
Gannett Co., Inc. .................        28,118      1,945,414
Jostens, Inc. .....................         3,597         68,793
Knight Ridder, Inc. ...............         8,114        445,256
McGraw-Hill, Inc. .................        19,812        958,405
Meredith Corp. ....................         5,257        190,895
New York Times Co. ................        17,462        654,825
R.R. Donnelley & Sons Co. .........        12,847        370,957
Times Mirror Co. ..................         7,250        477,141
Tribune Co. .......................        23,792      1,183,652
                                                     -----------
                                                       7,218,621
                                                     -----------

RESTAURANTS--11.7%
Darden Restaurants, Inc. ..........        13,262        259,438
McDonalds Corp. ...................       136,225      5,857,675
Tricon Global Restaurants, Inc.(a).        15,402        630,519
Wendy's International, Inc. .......        12,255        323,226
                                                     -----------
                                                       7,070,858
                                                     -----------

TOTAL COMMON STOCKS--
     (Cost $59,121,789)                               60,479,184
                                                     -----------

SHORT TERM INVESTMENTS--0.0%(b)
MONEY MARKET FUND--0.0%(b)
AIM Short Term Investment Class
      Prime Fund (Cost $10,879)            10,879         10,879
                                                     -----------

TOTAL INVESTMENTS--100.1%
     (Cost $59,132,668)............                   60,490,063

OTHER ASSETS AND LIABILITIES--(0.1)%                     (70,505)
                                                     -----------
NET ASSETS--100.0%                                   $60,419,558
                                                     ===========

(a)  Non-income producing security.
(b)  Amount shown represents less than 0.01%.


See accompanying notes to financial statements

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES       VALUE
--------------------                   ------       -----


COMMON STOCKS--99.5%
AGRICULTURE--0.4%
Archer Daniels Midland Co. ....        38,513  $     469,377
                                               -------------

ALCOHOL--2.1%
Adolph Coors Co. (Class B) ....         2,288        123,838
Anheuser-Busch Cos., Inc. .....        29,169      2,043,653
Brown-Forman Corp. (Class B) ..         4,325        269,772
                                               -------------
                                                   2,437,263
                                               -------------

DRUGS--38.9%
Allergan Pharmaceuticals, Inc.          4,158        457,380
ALZA Corp. (Class A) (a) ......         6,392        273,658
American Home Products Corp. ..        81,620      3,387,230
Bristol-Myers Squibb Co. ......       123,937      8,365,747
Cardinal Health, Inc. .........        16,971        924,920
Eli Lilly & Co. ...............        68,221      4,366,144
Mckesson HBOC, Inc. ...........        17,562        509,298
Merck & Co., Inc. .............       146,464      9,492,698
Pfizer, Inc. ..................       241,995      8,696,695
Pharmacia & Upjohn, Inc. ......        31,630      1,569,639
Schering-Plough Corp. .........        91,706      4,000,674
Warner-Lambert Co. ............        53,403      3,544,624
Watson Pharmaceuticals, Inc. (a)        5,998        183,314
                                               -------------
                                                  45,772,021
                                               -------------

FOOD AND BEVERAGES--19.6%
Bestfoods .....................        17,449        846,276
Campbell Soup Co. .............        27,149      1,062,205
Coca-Cola Co. .................       154,121      7,407,441
Coca-Cola Enterprises, Inc. ...        26,545        598,922
ConAgra, Inc. .................        30,491        687,953
General Mills, Inc. ...........         9,532        773,283
H.J. Heinz Co. ................        22,402        963,286
Hershey Foods Corp. ...........         8,689        423,046
Kellogg Co. ...................        25,339        948,629
PepsiCo, Inc. .................        91,305      2,761,976
Quaker Oats Co. ...............         8,379        518,451
Ralston-Ralston Purina Co. ....        20,264        563,592
RJR Nabisco Holdings Corp. ....        20,272        304,080
Sara Lee Corp. ................        56,357      1,320,867
SUPERVALU, Inc. ...............         8,715        190,096
SYSCO Corp. ...................        20,647        723,935
Unilever N.V. (N.Y. Shares) ...        35,642      2,428,111
W.M. Wrigley Jr. Co. ..........         7,239        498,134
                                               -------------
                                                  23,020,283
                                               -------------

GROCERY--3.2%
Albertson's, Inc. .............        26,220  $   1,037,329
Great Atlantic & Pacific Tea Co.        2,392         72,507
Kroger Co. (a) ................        51,760      1,141,955
Safeway, Inc. (a) .............        31,842      1,211,986
Winn-Dixie Stores, Inc. .......         9,286        275,678
                                               -------------
                                                   3,739,455
                                               -------------

HOME PRODUCTS--11.3%
Alberto-Culver Co. (Class B) ..         3,507         81,099
Avon Products, Inc. ...........        16,333        405,263
Clorox Co. ....................        14,741        563,843
Colgate-Palmolive Co. .........        36,374      1,664,110
Fortune Brands, Inc. ..........        10,446        336,884
Gillette Co. ..................        67,763      2,299,707
International Flavors &
     Fragrances, Inc...........         6,615        228,218
Procter & Gamble Co. ..........        82,906      7,772,437
                                               -------------
                                                  13,351,561
                                               -------------

HOUSEHOLD PRODUCTS--1.8%
Fort James Corp. ..............        13,761        367,247
Kimberly-Clark Corp. ..........        33,278      1,747,095
                                               -------------
                                                   2,114,342
                                               -------------

MEDICAL PRODUCTS--15.2%
Abbott Laboratories ...........        95,020      3,491,985
Bausch & Lomb, Inc. ...........         3,536        233,155
Baxter International, Inc. ....        18,221      1,097,815
Becton, Dickinson & Co. .......        15,605        437,915
Biomet, Inc. ..................         7,040        185,240
Boston Scientific Corp. (a) ...        25,795        636,814
C.R. Bard, Inc. ...............         3,184        149,847
Guidant Corp. .................        18,812      1,008,794
Johnson & Johnson Co...........        83,925      7,710,609
Mallinckrodt, Inc. ............         4,436        133,912
Medtronic, Inc. ...............        73,186      2,598,103
St. Jude Medical Center, Inc. (a)       5,272        166,068
                                               -------------
                                                  17,850,257
                                               -------------

SPECIALTY RETAIL--2.4%
CVS Corp. .....................        24,486        999,335
Longs Drug Stores Corp. .......         2,461         73,523
Rite Aid Corp. ................        16,111        222,533
Walgreen Co. ..................        62,654      1,589,845
                                               -------------
                                                   2,885,236
                                               -------------


See accompanying notes to financial statements

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999


SECURITY DESCRIPTION                   SHARES       VALUE
--------------------                   ------       -----


COMMON STOCKS--(CONTINUED)
TOBACCO--4.6%
Philip Morris Cos., Inc. ......       149,212  $   5,101,185
UST, Inc. .....................        10,932        330,010
                                               -------------
                                                   5,431,195
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $135,658,441)                         117,070,990
                                               -------------

SHORT TERM INVESTMENTS--0.2%
MONEY MARKET FUND--0.2%
AIM Short Term Investment Class
      Prime Fund (Cost $216,356)      216,356        216,356
                                               -------------

TOTAL INVESTMENTS--99.7%
     (Cost $135,874,797).......                  117,287,346

OTHER ASSETS AND LIABILITIES--0.3%                   363,206
                                               -------------
NET ASSETS--100.0%                             $ 117,650,552
                                               =============


(a)  Non-income producing security.


See accompanying notes to financial statements

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES      VALUE
--------------------                   ------      -----


COMMON STOCKS--100.1%
AIRLINES--3.0%
AMR Corp. (a) .................         6,410  $     349,345
Delta Air Lines, Inc. .........         5,954        288,769
Southwest Airlines Co. ........        21,368        324,526
US Airways Group, Inc. (a) ....         3,302         86,678
                                               -------------
                                                   1,049,318
                                               -------------

APPAREL--8.1%
Gap, Inc. .....................        35,640      1,140,480
Limited, Inc. .................         9,065        346,737
Liz Claiborne, Inc. ...........         2,854         88,474
Nike, Inc., Class B ...........        11,736        667,485
Reebok International Ltd. (a) .         3,101         33,142
Russell Corp. .................         1,942         27,552
Springs Industries, Inc. ......           956         32,444
TJX Cos., Inc. ................        13,392        375,813
V.F. Corp. ....................         5,223        161,913
                                               -------------
                                                   2,874,040
                                               -------------

CONSTRUCTION--2.6%
Armstrong World Industries, Inc.        1,798         80,797
Centex Corp. ..................         2,733         80,794
Fleetwood Enterprises, Inc. ...         1,781         35,954
Kaufman & Broad Home Corp. ....         2,478         51,109
Masco Corp. ...................        18,609        576,879
Owens Corning .................         2,606         56,518
Pulte Corp. ...................         2,232         48,546
                                               -------------
                                                     930,597
                                               -------------

CONSUMER DURABLES--2.0%
Black & Decker Corp. ..........         3,761        171,831
Maytag Corp. ..................         3,833        127,687
Snap-on, Inc. .................         2,986         97,045
Stanley Works .................         3,980        100,246
Whirlpool Corp. ...............         3,244        211,874
                                               -------------
                                                     708,683
                                               -------------

DEPARTMENT STORES--36.1%
Costco Wholesale Corp. (a) ....         9,202        662,544
Dayton Hudson Corp. ...........        18,437      1,107,372
Dillard's, Inc. ...............         4,843         98,374
Federated Department Stores, Inc. (a)   8,824        385,499
Harcourt General, Inc. ........         3,127        130,161
J.C. Penney Co., Inc. .........        11,077        380,772
KMart Corp. (a) ...............        21,166        247,378
Kohl's Corp. (a) ..............         6,817        450,774
May Department Stores Co. .....        14,014        510,635
Nordstrom, Inc. ...............         6,111        164,997
Sears, Roebuck & Co. ..........        16,029        502,910
Wal-Mart Stores, Inc. .........       170,420      8,105,601
                                               -------------
                                                  12,747,017
                                               -------------

HOUSEWARES--1.1%
Newell Rubbermaid, Inc. .......        11,908  $     340,122
Tupperware Corp. ..............         2,852         57,753
                                               -------------
                                                     397,875
                                               -------------

INDUSTRIAL SERVICES--0.2%
Ryder System, Inc. ............         3,256         66,341
                                               -------------

LEISURE TIME--1.7%
Brunswick Corp. ...............         4,132        102,783
Hasbro, Inc. ..................         8,388        179,818
Mattel, Inc. ..................        17,707        336,433
                                               -------------
                                                     619,034
                                               -------------

MOTOR VEHICLES--15.0%
Cooper Tire & Rubber Co. ......         3,623         63,855
Delphi Automotive Systems Corp.        23,827        382,721
Ford Motor Co. ................        50,060      2,512,386
General Motors Corp. ..........        26,761      1,684,271
Genuine Parts Co. .............         7,694        204,372
Goodyear Tire & Rubber Co. ....         6,660        320,513
ITT Industries, Inc. ..........         3,862        122,860
                                               -------------
                                                   5,290,978
                                               -------------

RAILROADS--5.8%
Burlington Northern Santa Fe Corp.     19,509        536,497
CSX Corp. .....................         9,215        390,486
Kansas City Southern Industries, Inc.   4,788        222,343
Norfolk Southern Corp. ........        16,064        393,568
Union Pacific Corp. ...........        10,421        500,859
                                               -------------
                                                   2,043,753
                                               -------------

SPECIALTY RETAIL--22.8%
AutoZone, Inc. (a) ............         6,500        182,406
Bed Bath & Beyond, Inc. (a) ...         5,800        202,154
Best Buy Co., Inc. (a) ........         8,570        531,876
Circuit City Stores Inc........         8,478        357,666
Consolidated Stores Corp. (a) .         4,957        109,364
Dollar General Corp. ..........         9,572        295,535
Home Depot, Inc. (The) ........        61,339      4,209,389
Lowes Cos., Inc. ..............        15,951        777,611
Office Depot, Inc. (a) ........        16,248        165,527
Pep Boys - Manny, Moe & Jack ..         2,822         41,977
Sherwin-Williams Co. ..........         7,459        156,173
Staples, Inc. (a) .............        19,556        426,565
Tandy Corp. ...................         8,124        419,909
Toys R Us, Inc. (a) ...........        10,840        162,600
                                               -------------
                                                   8,038,752
                                               -------------


See accompanying notes to financial statements

THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES      VALUE
--------------------                   ------      -----


TRUCKING AND FREIGHT--1.7%
FDX Corp. (a) .................        12,568  $     487,010
Laidlaw, Inc. .................        14,939        100,838
                                               -------------
                                                     587,848
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $37,430,662)                           35,354,236
                                               -------------

SHORT TERM INVESTMENTS--0.1%
MONEY MARKET FUND--0.1%
AIM Short Term Investment Class
      Prime Fund (Cost $30,000)        30,000         30,000
                                               -------------

TOTAL INVESTMENTS--100.2%
     (Cost $37,460,662)........                   35,384,236

OTHER ASSETS AND LIABILITIES--(0.2)%                 (59,942)
                                               -------------

NET ASSETS--100.0%                             $  35,324,294
                                               =============


(a)  Non-income producing security.


See accompanying notes to financial statements

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES      VALUE
--------------------                   ------      -----


COMMON STOCKS--100.2%
ENERGY RESOURCES--74.1%
Amerada Hess Corp. ............        34,125   $  2,090,156
Anadarko Petroleum Corp. ......        47,529      1,452,605
Apache Corp. ..................        56,031      2,419,839
Atlantic Richfield Co. ........        76,295      6,761,644
Burlington Resources, Inc. ....        54,749      2,012,026
Chevron Corp. .................        69,214      6,142,743
Conoco, Inc. Class B ..........       125,669      3,440,189
Exxon Corp. ...................       416,645     31,638,980
Kerr-McGee Corp. ..............        40,157      2,211,145
Mobil Corp. ...................        67,331      6,783,598
Occidental Petroleum Corp. ....       114,914      2,657,386
Phillips Petroleum Co. ........        67,521      3,291,649
Royal Dutch Petroleum Co. .....       433,027     25,575,657
Texaco, Inc. ..................       113,927      7,191,642
Union Pacific Resources Group, Inc.   121,589      1,953,023
Unocal Corp. ..................        70,186      2,601,269
USX-Marathon Group ............        90,173      2,637,560
                                                ------------
                                                 110,861,111
                                                ------------

INDUSTRIAL PRODUCTS--0.6%
McDermott International, Inc. .        41,948        849,447
                                                ------------

NATURAL GAS--13.0%
Coastal Corp. .................        65,036      2,662,411
Columbia Energy Group .........        31,394      1,738,443
Consolidated Natural Gas Co. ..        34,236      2,135,470
Enron Corp. ...................       168,513      6,951,161
Sonat, Inc. ...................        47,800      1,897,063
Williams Cos., Inc. (The) .....       107,148      4,011,353
                                                ------------
                                                  19,395,901
                                                ------------

OIL AND GAS REFINING--1.9%
Ashland, Inc. .................        31,965  $   1,074,823
Sunoco, Inc. ..................        38,878      1,064,285
Tosco Corp. ...................        29,960        756,490
                                                ------------
                                                   2,895,598
                                                ------------

OIL AND GAS SERVICES--10.6%
Baker Hughes, Inc. ............        99,043      2,872,247
Halliburton Co. ...............       108,740      4,458,340
Helmerich & Payne, Inc. .......        43,318      1,096,487
Rowan Cos., Inc. (a) ..........        75,751      1,230,954
Schlumberger Ltd. .............       100,868      6,285,337
                                                ------------
                                                  15,943,365
                                                ------------

TOTAL COMMON STOCKS--
     (Cost $140,474,151)                         149,945,422
                                                ------------

SHORT TERM INVESTMENTS--0.3%
MONEY MARKET FUND--0.3%
AIM Short Term Investment Class
      Prime Fund (Cost $487,097)      487,097        487,097
                                                ------------

TOTAL INVESTMENTS--100.5%
     (Cost $140,961,248).......                  150,432,519

OTHER ASSETS AND LIABILITIES--(0.5)%                (796,627)
                                                ------------

NET ASSETS--100.0%                              $149,635,892
                                                ============


(a)  Non-income producing security.


See accompanying notes to financial statements

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----


COMMON STOCKS--100.1%
BANKS--42.0%
AmSouth Bancorp ...............        14,627  $     342,820
Banc One Corp. ................        97,356      3,389,206
Bank America Corp. ............       143,406      7,985,922
Bank of New York, Inc. ........        61,062      2,041,761
BankBoston Corp. ..............        24,733      1,072,794
BB&T Corp. ....................        26,543        859,330
Chase Manhattan Corp. .........        69,066      5,205,850
Comerica, Inc. ................        12,922        654,176
Fifth Third Bancorp ...........        22,522      1,370,323
First Union Corp. .............        79,431      2,824,765
Firstar Corp. .................        81,750      2,094,844
Fleet Financial Group, Inc. ...        47,213      1,729,176
Huntington Bancshares, Inc. ...        19,071        506,573
J.P. Morgan & Co., Inc. .......        14,607      1,668,850
KeyCorp .......................        37,222        960,793
Mellon Bank Corp. .............        42,665      1,439,944
National City Corp. ...........        51,330      1,369,869
Northern Trust Corp. ..........         9,274        774,379
PNC Bank Corp. ................        25,272      1,331,518
Regions Financial Corp. .......        18,533        555,990
Republic New York Corp. .......         8,742        537,087
SouthTrust Corp. ..............        13,859        497,192
State Street Corp. ............        13,339        862,033
Summit Bancorp ................        14,689        476,474
SunTrust Banks, Inc. ..........        26,695      1,755,196
Synovus Financial Corp. .......        22,391        418,432
U.S. Bancorp ..................        60,803      1,835,490
Union Planters Corp. ..........        11,879        484,069
Wachovia Corp. ................        16,820      1,322,472
Wells Fargo & Co. .............       136,879      5,423,830
                                               -------------
                                                  51,791,158
                                               -------------

CONSUMER FINANCE--4.0%
Capital One Financial Corp. ...        16,341        637,299
Countrywide Credit Industries, Inc.     9,358        301,796
Household International, Inc. .        39,688      1,592,481
MBNA Corp. ....................        66,488      1,516,757
Providian Financial Corp. .....        11,807        934,967
                                               -------------
                                                   4,983,300
                                               -------------

FINANCIAL SERVICES--28.2%
American Express Co. ..........        37,266  $   5,016,935
Aon Corp. .....................        21,361        631,485
Associates First Capital Corp.
     (Class A).................        60,430      2,175,480
Citigroup, Inc. ...............       280,188     12,328,272
Fannie Mae ....................        85,137      5,337,026
Freddie Mac ...................        57,696      3,000,192
Marsh & McLennan Cos., Inc. ...        21,897      1,499,945
Morgan Stanley, Dean Witter,
     Discover and Co. .........        47,352      4,223,206
SLM Holding Corp. .............        13,409        576,587
                                               -------------
                                                  34,789,128
                                               -------------

LIFE INSURANCE--3.9%
Aflac, Inc. ...................        22,122        926,359
American General Corp. ........        20,698      1,307,855
Conseco, Inc. .................        27,152        524,373
Jefferson-Pilot Corp. .........         8,772        554,281
Lincoln National Corp. ........        16,533        621,021
Torchmark Corp. ...............        10,987        284,288
UnumProvident Corp. ...........        19,800        582,862
                                               -------------
                                                   4,801,039
                                               -------------

PROPERTY INSURANCE--15.3%
Allstate Corp. ................        66,279      1,652,833
American International Group, Inc.    128,469     11,168,774
Chubb Corp. ...................        14,573        725,918
CIGNA Corp. ...................        16,547      1,286,529
Cincinnati Financial Corp. ....        13,673        513,165
Hartford Financial Services
     Group, Inc................        18,777        767,510
Loews Corp. ...................         8,986        630,705
MBIA, Inc. ....................         8,316        387,733
MGIC Investment Corp. .........         9,047        431,994
Progressive Corp. .............         6,047        493,964
SAFECO Corp. ..................        10,934        306,152
St. Paul Cos., Inc. ...........        18,833        517,907
                                               -------------
                                                  18,883,184
                                               -------------

SAVINGS AND LOANS--1.5%
Golden West Financial Corp. ...         4,634        455,291
Washington Mutual, Inc. .......        48,074      1,406,164
                                               -------------
                                                   1,861,455
                                               -------------


See accompanying notes to financial statements

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999


SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----


COMMON STOCKS-(CONTINUED)
SECURITY DEALERS/
     ASSET MANAGEMENT--5.2%
Bear Stearns Cos., Inc. .......         9,631  $     370,192
Franklin Resources, Inc. ......        21,027        646,580
Lehman Brothers Holdings, Inc.          9,924        578,693
Merrill Lynch & Co., Inc. .....        30,636      2,058,356
Paine Webber Group, Inc. ......        12,055        436,994
Schwab (Charles) Corp. ........        67,936      2,288,594
                                               -------------
                                                   6,379,409
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $140,286,562)                         123,488,673
                                               -------------

SHORT TERM INVESTMENTS--0.3%
MONEY MARKET FUND--0.3%
AIM Short Term Investment Class
      Prime Fund (Cost $418,629)      418,629        418,629
                                               -------------


TOTAL INVESTMENTS--100.4%
     (Cost $140,705,191).......                  123,907,302

OTHER ASSETS AND LIABILITIES--(0.4)%                (498,338)
                                               -------------

NET ASSETS--100.0%                             $ 123,408,964
                                               =============


See accompanying notes to financial statements

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999


SECURITY DESCRIPTION                   SHARES      VALUE
--------------------                   ------      -----


COMMON STOCKS--100.0%
ELECTRICAL EQUIPMENT--31.3%
Cooper Industries, Inc. .......        20,810  $     972,868
Emerson Electric Co. ..........        47,094      2,975,752
General Electric Co. ..........       125,099     14,832,050
Honeywell, Inc. ...............        16,527      1,839,662
                                               -------------
                                                  20,620,332
                                               -------------

ENGINEERING &
CONSTRUCTION--2.3%
Fluor Corp. ...................        21,409        861,712
Foster Wheeler Corp. ..........        54,640        659,095
                                               -------------
                                                   1,520,807
                                               -------------

MANUFACTURING--43.9%
Allied Signal, Inc. ...........        57,753      3,461,570
Briggs & Stratton Corp. .......        12,324        719,414
Corning, Inc. .................        30,329      2,079,432
Crane Co. .....................        32,684        733,347
Danaher Corp. .................        24,183      1,274,142
Eaton Corp. ...................        13,042      1,125,688
Illinois Tool Works, Inc. .....        29,851      2,225,765
Johnson Controls, Inc. ........        16,329      1,082,817
Minnesota Mining &
     Manufacturing Co. ........        41,282      3,965,652
National Service Industries, Inc.      21,631        681,377
Pall Corp. ....................        36,896        855,526
Parker-Hannifin Corp. .........        22,756      1,019,753
Textron, Inc. .................        20,866      1,614,507
Tyco Laboratories, Inc. .......        78,602      8,115,656
                                               -------------
                                                  28,954,646
                                               -------------

MACHINERY-DIVERSIFIED--13.2%
Case Corp. ....................        19,068        949,825
Caterpillar, Inc. .............        41,945      2,299,110
Deere & Co. ...................        35,553      1,375,457
Dover Corp. ...................        33,385      1,364,612

MACHINERY-DIVERSIFIED--(CONTINUED)
Ingersoll-Rand Co. ............        25,397  $   1,395,247
Milacron, Inc. ................        37,585        667,134
Nacco Industries, Inc. (Class A)        9,416        657,943
                                               -------------
                                                   8,709,328
                                               -------------

MOTOR VEHICLES--5.7%
Cummins Engine Co., Inc. ......        15,503        772,243
Dana Corp. ....................        30,342      1,126,447
Navistar International Corp. (a)       19,214        893,451
PACCAR, Inc. ..................        19,094        971,407
                                               -------------
                                                   3,763,548
                                               -------------

WASTE MANAGEMENT--3.6%
Allied Waste Industries, Inc. (a)      63,000        736,312
Waste Management, Inc. ........        84,923      1,634,768
                                               -------------
                                                   2,371,080
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $64,558,907)                           65,939,741
                                               -------------

SHORT TERM INVESTMENTS--0.0%(B)
MONEY MARKET FUND--0.0%(B)
AIM Short Term Investment Class
      Prime Fund (Cost $18,027)        18,027         18,027
                                               -------------

TOTAL INVESTMENTS--100.0%
     (Cost $64,576,934)                           65,957,768

OTHER ASSETS AND LIABILITIES--0.0%(B)                  5,214
                                               -------------

NET ASSETS--100.0%                             $  65,962,982
                                               =============


(a)  Non-income producing security.
(b)  Amount shown represents less than 0.01%.


See accompanying notes to financial statements

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999


SECURITY DESCRIPTION                   SHARES       VALUE
--------------------                   ------       -----


COMMON STOCKS--100.1%
BIOTECHNOLOGY--1.3%
Amgen, Inc. (a) ...............       118,566  $   9,663,129
                                               -------------

COMMUNICATIONS EQUIPMENT--13.2%
Adaptec, Inc. (a) .............        23,600        933,675
ADC Telecommunications, Inc. (a)       30,992      1,299,727
Andrew Corp. (a) ..............        25,131        436,651
General Instrument Corp. (a) ..        42,527      2,046,612
Global Crossing Ltd. (a) ......       175,600      4,653,400
Harris Corp. ..................        21,236        586,644
Lucent Technologies, Inc. .....       700,354     45,435,466
Motorola, Inc. ................       140,033     12,322,904
Nortel Networks Corp. .........       306,055     15,608,805
QUALCOMM, Inc. ................        36,676      6,938,641
Scientific-Atlanta, Inc. ......        20,868      1,034,270
Tellabs, Inc. (a) .............        91,264      5,196,344
                                               -------------
                                                  96,493,139
                                               -------------

COMPUTER HARDWARE--28.0%
3Com Corp. (a) ................        85,962      2,471,407
Apple Computer, Inc. (a) ......        39,531      2,502,806
Cabletron Systems, Inc. (a) ...        48,928        767,558
Cisco Systems, Inc. (a) .......       743,050     50,945,366
Compaq Computer Corp. .........       393,659      9,029,553
Data General Corp. (a) ........        19,754        416,069
Dell Computer Corp. (a) .......       583,863     24,412,772
EMC Corp. (a) .................       233,794     16,701,659
Gateway 2000, Inc. (a) ........        75,341      3,347,966
Hewlett-Packard Co. ...........       232,809     21,418,428
International Business
     Machines Corp. ...........       413,494     50,187,834
Lexmark International Group, Inc.
     Class A (a) ..............        29,456      2,371,208
Network Appliance, Inc. (a) ...        19,058      1,365,029
Seagate Technology, Inc. (a) ..        54,801      1,688,556
Silicon Graphics, Inc. (a) ....        50,997        557,780
Sun Microsystems, Inc. (a) ....       178,686     16,617,798
                                               -------------
                                                 204,801,789
                                               -------------

COMPUTER SOFTWARE--23.3%
Adobe Systems, Inc. ...........        15,347      1,741,885
America Online, Inc. ..........       254,408     26,458,432
Autodesk, Inc. ................        17,555        384,016
BMC Software, Inc. (a) ........        57,124      4,087,936
Computer Associates
     International, Inc. ......       125,092      7,661,885
Compuware Corp. (a) ...........        85,439      2,226,754

COMPUTER SOFTWARE--(CONTINUED)
Microsoft Corp. (a) ...........     1,166,556  $ 105,646,228
Novell, Inc. (a) ..............        81,170      1,679,204
Oracle Corp. (a) ..............       332,175     15,113,962
Parametric Technology Corp. (a)        69,386        936,711
PeopleSoft, Inc. ..............        62,769      1,063,150
Unisys Corp. (a) ..............        73,391      3,311,769
                                               -------------
                                                 170,311,932
                                               -------------

DEFENSE/AEROSPACE--2.9%
B.F. Goodrich Co. .............        29,267        848,743
Boeing Co. ....................       222,125      9,468,078
General Dynamics Corp. ........        48,131      3,005,179
Lockheed Martin Corp. .........        93,568      3,058,504
Northrop Grumman Corp. ........        17,681      1,123,849
Raytheon Co. (Class B) ........        78,838      3,912,336
                                               -------------
                                                  21,416,689
                                               -------------

ELECTRICAL EQUIPMENT--1.1%
Rockwell International Corp. ..        45,664      2,397,360
Solectron Corp. (a) ...........        63,580      4,565,839
Thomas & Betts Corp. ..........        15,526        791,826
                                               -------------
                                                   7,755,025
                                               -------------

ELECTRONICS--0.5%
EG & G, Inc. ..................        14,163        563,864
PE Corp. - PE Biosystems Group         25,338      1,830,671
Tektronix, Inc. ...............        14,621        489,804
W.W. Grainger, Inc. ...........        23,447      1,126,921
                                               -------------
                                                   4,011,260
                                               -------------

INFORMATION SERVICES--3.2%
Automatic Data Processing, Inc.       144,234      6,436,442
Ceridian Corp. (a) ............        36,638        911,370
Computer Sciences Corp. .......        38,409      2,700,633
Electronic Data Systems Corp. .       114,716      6,072,778
Equifax, Inc. .................        36,106      1,015,481
First Data Corp. ..............       100,563      4,412,202
Paychex, Inc. .................        59,910      2,044,429
                                               -------------
                                                  23,593,335
                                               -------------

MANUFACTURING--1.1%
Millipore Corp. ...............        13,405        503,525
Thermo Electron Corp. (a) .....        42,079        565,437
United Technologies Corp. .....       111,832      6,633,036
                                               -------------
                                                   7,701,998
                                               -------------


See accompanying notes to financial statements

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999


SECURITY DESCRIPTION                   SHARES       VALUE
--------------------                   ------       -----


COMMON STOCKS --(CONTINUED)
MOTOR VEHICLES--0.2%
TRW, Inc. .....................        29,875  $   1,486,281
                                               -------------

OFFICE EQUIPMENT & SUPPLIES--0.5%
Pitney Bowes, Inc. ............        62,987      3,838,270
                                               -------------

PHOTOGRAPHY/IMAGING--1.8%
Eastman Kodak Co. .............        73,915      5,575,963
IKON Office Solutions, Inc. ...        41,957        448,415
Polaroid Corp. ................        14,497        376,922
Xerox Corp. ...................       153,632      6,442,942
                                               -------------
                                                  12,844,242
                                               -------------

SEMI-CONDUCTORS--11.9%
Advanced Micro Devices, Inc. (a)       40,327        693,120
Applied Materials, Inc. (a) ...        87,565      6,802,706
Intel Corp. ...................       756,069     56,185,378
KLA-Tencor Corp. (a) ..........        22,105      1,436,825
LSI Logic Corp. (a) ...........        36,342      1,871,613
Micron Technology, Inc. (a) ...        60,110      4,001,072
National Semiconductor Corp. (a)       42,963      1,310,371
Texas Instruments, Inc. .......       181,276     14,909,951
                                               -------------
                                                  87,211,036
                                               -------------

TELEPHONE--9.3%
AT&T Corp. ....................       730,368     31,771,008
CenturyTel, Inc. ..............        34,794      1,413,506
MCI WorldCom, Inc. (a) ........       336,699     24,200,241
Sprint Corp. ..................       200,360     10,869,530
                                               -------------
                                                  68,254,285
                                               -------------

WIRELESS COMMUNICATIONS--1.8%
Nextel Communications, Inc.
     (Class A) (a) ............        78,560  $   5,327,350
Sprint Corp. (PCS Group) (a) ..       102,546      7,646,086
                                               -------------
                                                  12,973,436
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $663,703,414)                         732,355,846
                                               -------------

SHORT TERM INVESTMENTS--0.1%
MONEY MARKET FUNDS--0.1%
AIM Short Term Investment Class
      Prime Fund...............       441,233        441,233
Federated Prime Obligations Fund       25,396         25,396
                                               -------------

TOTAL SHORT TERM INVESTMENTS--
     (Cost $466,629)                                 466,629
                                               -------------

TOTAL INVESTMENTS--100.2%
     (Cost $664,170,043)                         732,822,475

OTHER ASSETS AND LIABILITIES--(0.2)%              (1,103,658)
                                               -------------

NET ASSETS--100.0%                             $ 731,718,817
                                               =============


(a)  Non-income producing security.


See accompanying notes to financial statements

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

SECURITY DESCRIPTION                   SHARES       VALUE
--------------------                   ------       -----


COMMON STOCKS--100.2%
COMMUNICATIONS EQUIPMENT--0.0%(B)
Global Crossing Ltd. (a) ......           923  $      24,470
                                               -------------

ELECTRIC UTILITIES--39.6%
AES Corp. (a) .................        25,647      1,513,173
Ameren Corp. ..................        22,030        833,009
American Electric Power Co., Inc.      29,023        990,410
Carolina Power & Light Co. ....        25,093        887,665
Central & South West Corp. ....        35,572        751,459
Cinergy Corp. .................        26,643        754,330
CMS Energy Corp. ..............        20,416        692,868
Consolidated Edison, Inc. .....        30,946      1,284,259
Constellation Energy Group, Inc.       25,736        723,825
Dominion Resources, Inc. ......        27,220      1,228,302
DTE Energy Co. ................        23,143        836,041
Duke Energy Corp. .............        46,089      2,540,656
Edison International ..........        49,818      1,211,200
Entergy Corp. .................        36,415      1,053,759
FirstEnergy Corp. .............        36,084        920,142
Florida Progress Corp. ........        16,500        763,125
FPL Group, Inc. ...............        25,198      1,269,349
GPU, Inc. .....................        21,641        706,038
New Century Energies, Inc. ....        20,313        679,216
Niagara Mohawk Holdings, Inc. (a)      37,164        573,719
Northern States Power Co. .....        28,530        615,178
PacifiCorp ....................        46,031        926,374
Peco Energy Co. ...............        27,804      1,042,650
PG&E Corp. ....................        53,200      1,376,550
PP&L Resources, Inc. ..........        27,117        733,854
Public Service Enterprise, Inc.        31,331      1,210,160
Reliant Energy, Inc. ..........        42,712      1,155,894
Southern Co. ..................        87,147      2,244,035
Texas Utilities Co. ...........        38,192      1,425,039
Unicom Corp....................        31,252      1,154,371
                                               -------------
                                                  32,096,650
                                               -------------


NATURAL GAS--2.9%

Eastern Enterprises ...........         8,373  $     388,821
NICOR, Inc. ...................        11,923        443,386
ONEOK, Inc. ...................        11,484        348,109
Peoples Energy Corp. ..........        11,059        389,139
Sempra Energy .................        39,171        815,246
                                               -------------
                                                   2,384,701
                                               -------------

TELEPHONE--57.7%
ALLTEL Corp. ..................        38,232      2,690,577
Ameritech Corp. ...............        56,818      3,817,459
Bell Atlantic Corp. ...........       176,603     11,887,590
BellSouth Corp. ...............       214,510      9,652,950
GTE Corp. .....................        49,517      3,806,619
SBC Communications, Inc. ......       223,765     11,426,000
U.S. West, Inc. ...............        61,864      3,530,115
                                               -------------
                                                  46,811,310
                                               -------------

TOTAL COMMON STOCKS--
     (Cost $83,459,260)                           81,317,131
                                               -------------

SHORT TERM INVESTMENTS--0.2%
MONEY MARKET FUND--0.2%
AIM Short Term Investment Class
      Prime Fund (Cost $175,000)               175,000        175,000
                                               -------------


TOTAL INVESTMENTS--100.4%
     (Cost $83,634,260)........                   81,492,131

OTHER ASSETS AND LIABILITIES--(0.4)%            (324,136)
                                               -------------

NET ASSETS--100.0%                              $  81,167,995
                                               =============


(a)  Non-income producing security.
(b)  Amount shown represents less than 0.01%


See accompanying notes to financial statements

                 (This page has been left blank intentionally.)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                                              THE BASIC       THE CONSUMER       THE CONSUMER      THE CYCLICAL/
                                                             INDUSTRIES         SERVICES            STAPLES       TRANSPORTATION
                                                            SELECT SECTOR     SELECT SECTOR      SELECT SECTOR     SELECT SECTOR
                                                              SPDR FUND         SPDR FUND          SPDR FUND         SPDR FUND
                                                            -------------     -------------      -------------    --------------
ASSETS
     Investments in securities, at value (Note 2) ......    $  82,207,556     $  60,490,063     $ 117,287,346     $  35,384,236
     Cash ..............................................           10,587             8,942            23,919             3,494
     Receivable for investments sold ...................               --                --           595,400           816,410
     Receivable for income delivered for Select Sector
       SPDRs purchased in-kind .........................               --                --                --                --
     Dividends receivable (Note 2) .....................           91,198            13,496           214,616            26,349
     Prepaid expenses ..................................              478               356               706               207
                                                            -------------     -------------     -------------     -------------
       TOTAL ASSETS ....................................       82,309,819        60,512,857       118,121,987        36,230,696
                                                            -------------     -------------     -------------     -------------

LIABILITIES
     Payable for investments purchased .................               --                --                --           799,661
     Payable for income delivered for Select Sector
       SPDRs redeemed in-kind ..........................               --                --                --                --
     Distributions payable (Note 2) ....................          297,221                --           287,929            50,523
     Accrued advisory fees (Note 3) ....................            3,711             2,531             5,113             1,456
     Accrued trustees fees (Note 3) ....................            3,367                --             3,185               264
     Accrued distribution fees (Note 3) ................           69,257            58,060           112,881            30,886
     Accrued expenses and other liabilities ............           49,215            32,708            62,327            23,612
                                                            -------------     -------------     -------------     -------------
       TOTAL LIABILITIES ...............................          422,771            93,299           471,435           906,402
                                                            -------------     -------------     -------------     -------------
       NET ASSETS ......................................    $  81,887,048     $  60,419,558     $ 117,650,552     $  35,324,294
                                                            =============     =============     =============     =============

NET ASSETS REPRESENTED BY:
     Paid in surplus (Note 4) ..........................    $  91,952,997     $  58,763,557     $ 136,409,425     $  37,702,902
     Undistributed (distribution in excess of)
       net investment income ...........................           35,341           (16,064)           38,749            (7,853)
     Accumulated net realized gain (loss) on investments          104,704           314,670          (210,171)
                                                                                                                       (294,329)
     Net unrealized appreciation (depreciation)
       on investments ..................................      (10,205,994)        1,357,395       (18,587,451)       (2,076,426)
                                                            -------------     -------------     -------------     -------------
         NET ASSETS ....................................    $  81,887,048     $  60,419,558     $ 117,650,552     $  35,324,294
                                                            =============     =============     =============     =============

NET ASSET VALUE PER SELECT SECTOR SPDR
     Net asset value per Select Sector SPDR ............    $       23.74     $       26.85     $       22.63     $       26.17
                                                            =============     =============     =============     =============
     Shares outstanding (unlimited amount authorized,
       $0.001 par value) ...............................        3,450,000         2,250,000         5,200,015         1,350,000
                                                            =============     =============     =============     =============
     Cost of investments ...............................    $  92,413,550     $  59,132,668     $ 135,874,797     $  37,460,662
                                                            =============     =============     =============     =============


See accompanying notes to financial statements

      THE ENERGY       THE FINANCIAL     THE INDUSTRIAL   THE TECHNOLOGY    THE UTILITIES
     SELECT SECTOR     SELECT SECTOR     SELECT SECTOR    SELECT SECTOR     SELECT SECTOR
       SPDR FUND         SPDR FUND         SPDR FUND        SPDR FUND         SPDR FUND
     -------------     -------------     -------------    -------------     -------------

     $ 150,432,519     $ 123,907,302     $  65,957,768    $ 732,822,475     $  81,492,131
            10,000            10,000             9,464           57,738               670
                --                --         3,652,716        5,021,273         6,060,377

               455            36,575                --               --                --
           123,285           150,676            80,974          314,434           234,160
               873               714               382            4,136               481
     -------------     -------------     -------------    -------------     -------------
       150,567,132       124,105,267        69,701,304      738,220,056        87,787,819
     -------------     -------------     -------------    -------------     -------------


                --           146,575         3,533,656        5,532,113         5,910,189

                --                --                --           48,647                --
           717,405           374,004           123,294               --           612,160
             6,474             4,858             2,742           28,799             3,294
             6,855                --                --           29,727                --
           124,318           110,281            43,342          554,082            57,190
            76,188            60,585            35,288          307,871            36,991
     -------------     -------------     -------------    -------------     -------------
           931,240           696,303         3,738,322        6,501,239         6,619,824
     -------------     -------------     -------------    -------------     -------------
     $ 149,635,892     $ 123,408,964     $  65,962,982    $ 731,718,817     $  81,167,995
     =============     =============     =============    =============     =============


     $ 140,940,014     $ 140,474,261     $  64,432,397    $ 665,097,343     $  82,812,551

           (40,553)            7,621            44,830          (95,374)           20,865
          (734,840)         (275,029)          104,921       (1,935,584)          476,708

         9,471,271       (16,797,889)        1,380,834       68,652,432        (2,142,129)
     -------------     -------------     -------------    -------------     -------------
     $ 149,635,892     $ 123,408,964     $  65,962,982    $ 731,718,817     $  81,167,995
     =============     =============     =============    =============     =============


     $       27.46     $       22.04     $       28.68    $       41.22     $       29.52
     =============     =============     =============    =============     =============

         5,450,000         5,600,087         2,300,000       17,750,000         2,750,000
     =============     =============     =============    =============     =============
     $ 140,961,248     $ 140,705,191     $  64,576,934    $ 664,170,043     $  83,634,260
     =============     =============     =============    =============     =============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
FOR THE PERIOD DECEMBER 16, 1998* THROUGH SEPTEMBER 30, 1999

                                                               THE BASIC       THE CONSUMER       THE CONSUMER      THE CYCLICAL/
                                                              INDUSTRIES         SERVICES            STAPLES       TRANSPORTATION
                                                             SELECT SECTOR     SELECT SECTOR      SELECT SECTOR     SELECT SECTOR
                                                               SPDR FUND         SPDR FUND          SPDR FUND         SPDR FUND
                                                             -------------     -------------      -------------    --------------
INVESTMENT INCOME
     Dividend income (Note 2) ...........................    $    985,182     $    220,150     $  1,501,976     $    256,945
     Foreign taxes withheld .............................          (5,493)          (2,986)         (36,016)            (228)
                                                             ------------     ------------     ------------     ------------
       TOTAL INVESTMENT INCOME ..........................         979,689          217,164        1,465,960          256,717
                                                             ------------     ------------     ------------     ------------

EXPENSES
     Advisory fee (Note 3) ..............................          24,410           23,284           43,859           11,951
     Distribution fee (Note 3) ..........................         122,051          116,422          219,296           59,754
     Administration, custody
       and transfer agency fee (Note 3) .................          48,821           46,569           87,718           23,902
     License fee (Note 3) ...............................          31,098           30,748           53,245           18,091
     SEC registration expense ...........................          19,402           19,719           36,761            9,940
     Professional fees ..................................          11,895           12,089           22,538            6,094
     Printing and postage expense .......................           7,137            7,254           13,523            3,657
     Trustee fees (Note 3) ..............................           8,987            9,134           17,028            4,604
     Insurance expense ..................................             881              895            1,670              451
     Blue sky fees ......................................             950              950              950              950
     Miscellaneous expenses .............................             249              500              500              251
                                                             ------------     ------------     ------------     ------------
       TOTAL EXPENSES ...................................         275,881          267,564          497,088          139,645
                                                             ------------     ------------     ------------     ------------
       NET INVESTMENT INCOME (LOSS) .....................         703,808          (50,400)         968,872          117,072
                                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
     Net realized gain on investment transactions .......       5,078,135        1,454,676        1,143,552          322,104
     Net change in unrealized appreciation (depreciation)     (10,205,994)       1,357,395      (18,587,451)      (2,076,426)
                                                             ------------     ------------     ------------     ------------
       NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS .....................      (5,127,859)       2,812,071      (17,443,899)      (1,754,322)
                                                             ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ..........................    $ (4,424,051)    $  2,761,671     $(16,475,027)    $ (1,637,250)
                                                             ============     ============     ============     ============

*Commencement of investment operations


See accompanying notes to financial statements

      THE ENERGY              THE FINANCIAL           THE INDUSTRIAL            THE TECHNOLOGY            THE UTILITIES
     SELECT SECTOR            SELECT SECTOR            SELECT SECTOR             SELECT SECTOR            SELECT SECTOR
       SPDR FUND                SPDR FUND                SPDR FUND                 SPDR FUND                SPDR FUND
     -------------            -------------           --------------            --------------            -------------

    $    2,230,713           $    1,436,229           $       529,599           $    1,726,532           $    1,554,932
          (100,475)                      --                        --                   (5,001)                      --
    --------------           --------------           ---------------           --------------           --------------
         2,130,238                1,436,229                   529,599                1,721,531                1,554,932
    --------------           --------------           ---------------           --------------           --------------


            46,387                   42,155                    17,525                  212,816                   24,357
           231,936                  210,775                    87,624                1,064,079                  121,787

            92,775                   84,310                    35,050                  425,631                   48,715
            55,477                   51,331                    23,729                  236,472                   31,366
            37,894                   35,325                    13,888                  174,234                   19,836
            23,232                   21,657                     8,515                  106,819                   12,162
            13,939                   12,994                     5,109                   64,091                    7,297
            17,554                   16,363                     6,433                   80,708                    9,188
             1,721                    1,604                       631                    7,912                      901
               950                      950                       950                      950                      950
               250                      750                       500                      750                      500
    --------------           --------------           ---------------           --------------           --------------
           522,115                  478,214                   199,954                2,374,462                  277,059
    --------------           --------------           ---------------           --------------           --------------
         1,608,123                  958,015                   329,645                 (652,931)               1,277,873
    --------------           --------------           ---------------           --------------           --------------



         8,728,547                4,854,084                 2,128,356               41,270,030                  457,587
         9,471,271              (16,797,889)                1,380,834               68,652,432               (2,142,129)
    --------------           --------------           ---------------           --------------           --------------

        18,199,818              (11,943,805)                3,509,190              109,922,462               (1,684,542)
    --------------           --------------           ---------------           --------------           --------------


    $   19,807,941           $  (10,985,790)          $     3,838,835           $  109,269,531           $     (406,669)
    ==============           ==============           ===============           ==============           ==============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 16, 1998* THROUGH SEPTEMBER 30, 1999

                                                         THE BASIC       THE CONSUMER       THE CONSUMER     THE CYCLICAL/
                                                        INDUSTRIES         SERVICES            STAPLES      TRANSPORTATION
                                                       SELECT SECTOR     SELECT SECTOR      SELECT SECTOR    SELECT SECTOR
                                                         SPDR FUND         SPDR FUND          SPDR FUND        SPDR FUND
                                                       -------------     -------------      -------------   --------------

INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS:
       Net investment income (loss) ...............    $     703,808     $     (50,400)    $     968,872     $     117,072
       Net realized gain on investment transactions        5,078,135         1,454,676         1,143,552           322,104
       Net change in unrealized appreciation
         (depreciation) ...........................      (10,205,994)        1,357,395       (18,587,451)       (2,076,426)
                                                       -------------     -------------     -------------     -------------
     NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ................       (4,424,051)        2,761,671       (16,475,027)       (1,637,250)
                                                       -------------     -------------     -------------     -------------

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
     PRICE OF UNITS ISSUED AND REDEEMED, NET ......           12,794           (16,064)           59,660            10,947
                                                       -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
     FROM:
       Net investment income ......................         (681,486)               --          (968,872)         (117,072)
          In excess of net investment income ......               --                --           (20,911)          (18,800)
                                                       -------------     -------------     -------------     -------------

     TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........         (681,486)               --          (989,783)         (135,872)
                                                       -------------     -------------     -------------     -------------
NET INCREASE IN NET ASSETS FROM
     SPDRS TRANSACTIONS (NOTE 4) ..................       86,968,680        57,662,840       135,044,591        37,075,358
                                                       -------------     -------------     -------------     -------------

       Net increase in net assets during period ...       81,875,937        60,408,447       117,639,441        35,313,183
       Net assets at beginning of period ..........           11,111            11,111            11,111            11,111
                                                       -------------     -------------     -------------     -------------
NET ASSETS END OF PERIOD (1) ......................    $  81,887,048     $  60,419,558     $ 117,650,552     $  35,324,294
                                                       =============     =============     =============     =============

(1) Including undistributed (distribution
     in excess of) net investment income ..........    $      35,341     $     (16,064)    $      38,749     $      (7,853)
                                                       =============     =============     =============     =============


*Commencement of investment operations

        THE ENERGY        THE FINANCIAL      THE INDUSTRIAL      THE TECHNOLOGY      THE UTILITIES
      SELECT SECTOR       SELECT SECTOR       SELECT SECTOR       SELECT SECTOR      SELECT SECTOR
        SPDR FUND           SPDR FUND           SPDR FUND           SPDR FUND          SPDR FUND
      -------------       -------------      --------------      --------------      -------------



     $   1,608,123     $     958,015     $     329,645     $    (652,931)    $   1,277,873
         8,728,547         4,854,084         2,128,356        41,270,030           457,587

         9,471,271       (16,797,889)        1,380,834        68,652,432        (2,142,129)
     -------------     -------------     -------------     -------------     -------------

        19,807,941       (10,985,790)        3,838,835       109,269,531          (406,669)
     -------------     -------------     -------------     -------------     -------------


           378,336            32,335            (8,091)          (95,374)          124,047
     -------------     -------------     -------------     -------------     -------------



        (1,608,123)         (958,015)         (277,354)               --        (1,277,873)
          (418,950)          (24,867)               --                --          (104,158)
     -------------     -------------     -------------     -------------     -------------

        (2,027,073)         (982,882)         (277,354)               --        (1,382,031)
     -------------     -------------     -------------     -------------     -------------


       131,465,577       135,334,190        62,398,481       622,533,549        82,821,537
     -------------     -------------     -------------     -------------     -------------

       149,624,781       123,397,853        65,951,871       731,707,706        81,156,884
            11,111            11,111            11,111            11,111            11,111
     -------------     -------------     -------------     -------------     -------------

     $ 149,635,892     $ 123,408,964     $  65,962,982     $ 731,718,817     $  81,167,995
     =============     =============     =============     =============     =============


     $     (40,553)    $       7,621     $      44,830     $     (95,374)    $      20,865
     =============     =============     =============     =============     =============

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
For a Select Sector SPDR outstanding for the period
December 16, 1998(1) through September 30, 1999

                                                         THE BASIC        THE CONSUMER        THE CONSUMER         THE CYCLICAL/
                                                        INDUSTRIES           SERVICES            STAPLES          TRANSPORTATION
                                                      SELECT SECTOR       SELECT SECTOR       SELECT SECTOR        SELECT SECTOR
                                                        SPDR FUND           SPDR FUND           SPDR FUND            SPDR FUND
                                                      -------------       -------------       -------------       --------------

Net asset value, beginning of period                   $    20.72            $    23.97          $     26.06          $    24.51
                                                       ----------            ----------          -----------          ----------

Net investment income (loss)                                 0.24                 (0.02)                0.20                0.09
Net realized and unrealized gain (loss)                      3.01(2)               2.90                (3.44)               1.66(2)
                                                       ----------            ----------          -----------          ----------
Total from investment operations                             3.25                  2.88                (3.24)               1.75
                                                       ----------            ----------          -----------          ----------

Undistributed net investment income included
in price of units issued and redeemed                          --                    --                 0.01                0.01
                                                       ----------            ----------          -----------          ----------

Distributions to shareholders from:
Net investment income                                       (0.23)                   --                (0.20)              (0.09)
In excess of net investment income                             --                    --                   --               (0.01)
                                                       ----------            ----------          -----------          ----------
Total distributions                                         (0.23)                   --                (0.20)              (0.10)
                                                       ----------            ----------          -----------          ----------

Net asset value, end of period                         $    23.74            $    26.85          $     22.63          $    26.17
                                                       ==========            ==========          ===========          ==========

Total return (3)                                            15.59%                12.03%              (12.45)%              7.17%

Net assets, end of period (in 000's)                   $   81,887            $   60,420          $   117,651          $   35,324

Ratio of expenses to average net assets (4)                  0.56%                 0.57%                0.57%               0.58%

Ratio of net investment income (loss)
    to average net assets (4)                                1.44%                (0.11)%               1.10%               0.49%

Portfolio turnover rate (5)                                  9.70%                14.56%                2.91%               9.56%


(1)  Investment operations commenced on December 16, 1998.
(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.
(4)  Annualized.
(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.


The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009,and 1 for 2.906, respectively.

      THE ENERGY         THE FINANCIAL         THE INDUSTRIAL      THE TECHNOLOGY        THE UTILITIES
    SELECT SECTOR        SELECT SECTOR          SELECT SECTOR       SELECT SECTOR        SELECT SECTOR
      SPDR FUND            SPDR FUND              SPDR FUND           SPDR FUND            SPDR FUND
    -------------        -------------         --------------      --------------        -------------

     $     23.59          $     22.02            $    22.66          $     30.09          $    29.06
     -----------          -----------            ----------          -----------          ----------

            0.29                 0.21                  0.21                (0.04)               0.56
            3.88                 0.02(2)               6.00                11.18                0.45(2)
     -----------          -----------            ----------          -----------          ----------
            4.17                 0.23                  6.21                11.14                1.01
     -----------          -----------            ----------          -----------          ----------


            0.07                 0.01                    --                (0.01)               0.05
     -----------          -----------            ----------          -----------          ----------


           (0.29)               (0.21)                (0.19)                  --               (0.56)
           (0.08)               (0.01)                   --                   --               (0.04)
     -----------          -----------            ----------          -----------          ----------
           (0.37)               (0.22)                (0.19)                  --               (0.60)
     -----------          -----------            ----------          -----------          ----------

     $     27.46          $     22.04            $    28.68          $     41.22          $    29.52
     ===========          ===========            ==========          ===========          ==========

           17.91%                0.97%                27.40%               37.00%               3.66%

     $   149,636          $   123,409            $   65,963          $   731,719          $   81,168

            0.56%                0.57%                 0.57%                0.56%               0.57%


            1.73%                1.14%                 0.94%               (0.15)%              2.62%

           20.15%                5.71%                12.42%               21.23%              38.86%

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999


1.   ORGANIZATION

The Select Sector SPDR Trust (the "Trust") was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries as specified by a specified market sector index (each a "Select Sector Index"). Each of the nine Select Sector Indexes represents a basket of equity securities of public companies that are components of the S & P 500 Index and are included in a specific sector. The Trust is comprised of nine funds (collectively the "Funds" and each individually a "Fund") as follows: The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund. Each Fund operates as a non-diversified investment company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price then the security is valued at the closing bid price on the exchange which is deemed the principal market for the security. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board of Trustees.

FEDERAL INCOME TAX

The Funds intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. At September 30, 1999, none of the Funds had capital loss carryforwards.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999


During the fiscal period ended September 30, 1999, the Funds reclassified non-taxable security gains and losses realized in the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in surplus in the Statements of Assets and Liabilities as follows:

                                                            NET GAIN (LOSS)
                                                            RECLASS AMOUNT
----------------------------------------------------------------------------
The Basic Industries Select Sector SPDR Fund                 $ 4,973,431
The Consumer Services Select Sector SPDR Fund                  1,140,006
The Consumer Staples Select Sector SPDR Fund                   1,353,723
The Cyclical/Transportation Select Sector SPDR Fund              616,433
The Energy Select Sector SPDR Fund                             9,463,387
The Financial Select Sector SPDR Fund                          5,129,113
The Industrial Select Sector SPDR Fund                         2,023,435
The Technology Select Sector SPDR Fund                        43,205,614
The Utilities Select Sector SPDR Fund                            (19,121)

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as the cost basis of such securities.

EXPENSES

Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date.

DISTRIBUTIONS

The Trust declares and distributes dividends from net investment income to its shareholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with commercial banks. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. At September 30, 1999, the Trust had no open repurchase agreements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999


OTHER

Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

3.   FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with State Street Global Advisors ("The Advisor"). As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, each Fund pays the Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.05% of average daily net assets of each of the Funds.

UNITARY FEE

A "Unitary" Fee is paid by each of the Funds to State Street Bank for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the aggregate net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) 0.10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added):
(ii) 0.08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added): and (iii) 0.06% of average daily net assets on the remainder of net assets; or (b) a minimum annual fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation.

DISTRIBUTOR

ALPS Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.25% of the average daily net assets of each of the Funds.

ADDITIONAL EXPENSES

Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. Pursuant to such license agreement, the Trust has entered into a sub-license agreement which required that each Select Sector SPDR Fund pay a one time fee to S&P of $5,000 (the "One Time Fee"). In addition, the Trust will pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee (plus the One Time Fee) is payable in full to S&P during the first year of the sub-license agreement six months from the date after the first day of trading of any Select Sector SPDR Fund on the AMEX (the "First Trading Day"). Thereafter, the Minimum Annual Fee is payable in full on each anniversary of the First Trading Day. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999


TRUSTEES FEES

Trustees receive an annual fee of $12,000, and a meeting fee of $2,000 per meeting attended. The Funds will reimburse the Trustees for any out of pocket expenses related to attending meetings of the Board of Trustees.

4. SHAREHOLDER TRANSACTIONS IN SELECT SECTOR SPDR FUNDS WERE AS FOLLOWS FOR THE PERIOD* ENDED SEPTEMBER 30, 1999

THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND                THE CONSUMER SERVICES SELECT SECTOR SPDR FUND

                            Select Sector                                                 Select Sector
                                SPDRs          Amount                                         SPDRs          Amount
                            -------------      ------                                     -------------      ------
SPDRs sold                    5,850,000  $ 146,774,271      SPDRs sold                       2,550,000    $ 65,900,180

Dividend reinvestment                                       Dividend reinvestment
   SPDRs issued                      --             --         SPDRs issued                         --              --
SPDRs redeemed               (2,400,536)   (59,792,797)     SPDRs redeemed                    (300,463)     (8,253,404)
Net income equalization              --        (12,794)     Net income equalization                 --          16,064
                           ------------  -------------                                   -------------    ------------

Net increase                  3,449,464  $  86,968,680      Net increase                     2,249,537    $ 57,662,840
                           ============  =============                                   =============    ============

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND               THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND

                            Select Sector                                                 Select Sector
                                SPDRs        Amount                                           SPDRs          Amount
                            -------------    ------                                       -------------      ------
SPDRs sold                    5,800,000  $ 151,491,269     SPDRs sold                        1,600,000    $ 43,843,191

Dividend reinvestment                                      Dividend reinvestment
   SPDRs issued                      15            369        SPDRs issued                          --              --
SPDRs redeemed                 (600,426)   (16,387,387)    SPDRs redeemed                     (250,453)     (6,756,886)
Net income equalization              --        (59,660)    Net income equalization                  --         (10,947)
                           ------------  --------------                                  -------------    -------------

Net increase                  5,199,589  $ 135,044,591     Net increase                      1,349,547    $ 37,075,358
                           ============  =============                                   =============    ============

THE ENERGY SELECT SECTOR SPDR FUND                         THE FINANCIAL SELECT SECTOR SPDR FUND

                            Select Sector                                                 Select Sector
                                SPDRs         Amount                                           SPDRs         Amount
                            -------------     ------                                      -------------      ------
SPDRs sold                    8,500,000 $  210,151,861     SPDRs sold                        7,850,000   $ 191,079,196

Dividend reinvestment                                      Dividend reinvestment
   SPDRs issued                      --             --        SPDRs issued                          87           2,198
SPDRs redeemed               (3,050,471)   (78,307,948)    SPDRs redeemed                   (2,250,504)    (55,714,869)
Net income equalization              --       (378,336)    Net income equalization                  --         (32,335)
                           ------------ ---------------                                  -------------   --------------

Net increase                  5,449,529 $  131,465,577     Net increase                      5,599,583   $ 135,334,190
                           ============ ==============                                   =============   =============

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999


THE INDUSTRIAL SELECT SECTOR SPDR FUND                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                            Select Sector                                                 Select Sector
                                SPDRs         Amount                                          SPDRs          Amount
                            -------------     ------                                      --------------     ------
SPDRs sold                    2,600,000 $   71,284,580     SPDRs sold                       26,750,000   $ 952,061,444

Dividend reinvestment                                      Dividend reinvestment
  SPDRs issued                       --             --       SPDRs issued                           --              --
SPDRs redeemed                 (300,490)    (8,894,190)    SPDRs redeemed                   (9,000,369)   (329,623,269)

Net income equalization               -          8,091     Net income equalization                  --          95,374
                           ------------ --------------                                   -------------   -------------
Net increase                  2,299,510 $   62,398,481     Net increase                     17,749,631   $ 622,533,549
                           ============ ==============                                   =============   =============


THE UTILITIES SELECT SECTOR SPDR FUND

                            Select Sector
                                 SPDRs        Amount
                            -------------     ------
SPDRs sold                    2,900,000 $   87,250,000
Dividend reinvestment
   SPDRs issued                      --             --
SPDRs redeemed                 (150,382)    (4,304,416)
Net income equalization              --       (124,047)
                           ------------ --------------
Net increase                  2,749,618 $   82,821,537
                           ============ ==============

* Funds commenced investment operations on December 16, 1998.

Except for under the Trust's dividend reinvestment plan, Select Sector SPDRs are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 Select Sector SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Select Sector SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $1,000 to $4,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Transfer Agent and used to offset the expense of processing orders.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for both financial statement and federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 1999 were as follows:

                                                                            GROSS             GROSS        NET UNREALIZED
                                                         IDENTIFIED      UNREALIZED        UNREALIZED       APPRECIATION
                                                            COST        APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
The Basic Industries Select Sector SPDR Fund          $    92,470,370   $    870,645    $  11,133,459    $  (10,262,814)
The Consumer Services Select Sector SPDR Fund              59,190,702      6,040,460        4,741,099         1,299,361
The Consumer Staples Select Sector SPDR Fund              136,038,939      2,219,429       20,971,022       (18,751,593)
The Cyclical/Transportation Select Sector SPDR Fund        37,560,909      1,761,286        3,937,959        (2,176,673)
The Energy Select Sector SPDR Fund                        141,001,461     11,169,130        1,738,072         9,431,058
The Financial Select Sector SPDR Fund                     140,831,106      1,007,870       17,931,674       (16,923,804)
The Industrial Select Sector SPDR Fund                     64,616,068      5,128,394        3,786,694         1,341,700
The Technology Select Sector SPDR Fund                    665,108,423     96,906,868       29,192,816        67,714,052
The Utilities Select Sector SPDR Fund                      83,715,156      2,689,657        4,912,682        (2,223,025)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999


6.   INVESTMENT TRANSACTIONS

For the period* ended September 30, 1999, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                             PURCHASES               SALES
-----------------------------------------------------------------------------------------------
The Basic Industries Select Sector SPDR Fund          $    146,621,821          $    59,643,947
The Consumer Services Select Sector SPDR Fund               65,929,140                8,246,049
The Consumer Staples Select Sector SPDR Fund               147,471,806               12,418,796
The Cyclical/Transportation Select Sector SPDR Fund         43,836,425                6,744,670
The Energy Select Sector SPDR Fund                         209,674,661               78,194,979
The Financial Select Sector SPDR Fund                      185,561,155               52,431,775
The Industrial Select Sector SPDR Fund                      71,279,937                8,868,351
The Technology Select Sector SPDR Fund                     937,124,535              314,558,364
The Utilities Select Sector SPDR Fund                       87,101,737                4,264,464

For the period* ended September 30, 1999, the Trust had purchases and sales of investment securities as follows:

                                                             PURCHASES               SALES
------------------------------------------------------------------------------------------------
The Basic Industries Select Sector SPDR Fund          $      7,199,071          $     6,306,741
The Consumer Services Select Sector SPDR Fund                9,128,906                9,144,830
The Consumer Staples Select Sector SPDR Fund                 3,513,048                3,455,688
The Cyclical/Transportation Select Sector SPDR Fund          3,086,119                3,069,236
The Energy Select Sector SPDR Fund                          25,493,310               25,227,371
The Financial Select Sector SPDR Fund                        8,780,462                6,470,969
The Industrial Select Sector SPDR Fund                       7,226,320                5,977,011
The Technology Select Sector SPDR Fund                      78,127,219               78,710,848
The Utilities Select Sector SPDR Fund                        9,383,178                9,218,778

*The Funds commenced investment operations on December 16, 1998.

7.   INITIAL CAPITALIZATION AND OFFERING OF SHARES

During the period from December 14, 1998 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $11,111 for each Fund and the issuance of 1,111 shares for each of the Funds. On December 16, 1998 (commencement of investment operations) the Board of Trustees declared reverse stock splits with an effective date of December 16, 1998 in order to adjust the net asset value per share of each portfolio to be approximately 1/10th of the value of its respective Select Sector Index. All capital share activity and per share data have been restated to reflect the reverse stock split. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1 for 2.202, 1 for
2.266, 1 for 3.009,and 1 for 2.906, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of The Select Sector SPDR Trust,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds (each a "Fund") comprising The Select Sector SPDR Trust (the "Trust") at September 30, 1999, and the results of each Fund's operations, the changes in each Fund's net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 1999

                              CATEGORICALLY UNIQUE
                                INDEX FUNDS(SM)

                                 SELECT SECTOR
                                    SPDRS(R)

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard and Poor's 500(R)," "500(R)," "Standard and Poor's Depository Receipts(R)," "SPDRs(R)," "Select Sector SPDR," Select Sector SPDRs" and "Select Sector Standard and Poor's Depository Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the AMEX. The stocks included in each Select Sector Index (upon which the Products are based) were selected by the index compilation agent in consultation with S&P from the universe of companies represented by the S&P 500 Index. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

--------------------------------------------------------------------------------
                   THE SELECT SECTOR SPDR TRUST ANNUAL REPORT
--------------------------------------------------------------------------------


TRUSTEES
JOHN W. ENGLISH, CHAIRMAN
CHERYL BURGERMEISTER
GEORGE R. GASPARI
BURTON G. MALKIEL
ERNEST J. SCALBERG
R. CHARLES TSCHAMPION

OFFICERS
HOWARD H. FAIRWEATHER, PRESIDENT AND SECRETARY
E. DAVIS HAWKES, JR., TREASURER AND ASSISTANT SECRETARY

INVESTMENT MANAGER
STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

DISTRIBUTOR
ALPS MUTUAL FUNDS SERVICES
370 17TH STREET, SUITE 3100
DENVER, COLORADO 80202

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

LEGAL COUNSEL
MAYER, BROWN & PLATT
1675 BROADWAY
NEW YORK, NEW YORK 10019

INDEPENDENT PUBLIC ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110


   --------------------------------------------------------------------------
   The Select Sector SPDR Trust is distributed by ALPS Mutual Funds Services, Inc., a member of the NASD.

   The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.
   --------------------------------------------------------------------------